Exhibit No 99.27

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

IN RE: MENLO ACQUISITION CORP.                        CASE NO.  96-41107-N
      FDBA FOCUS SURGERY, INC.                                  ----------
                                                      CHAPTER 11
                                                      MONTHLY OPERATING REPORT
                                                      (GENERAL BUSINESS CASE)


                            SUMMARY OF FINANCIAL STATUS

MONTH ENDED         January, 1999
                   ---------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).


                                                                              END OF           END OF             AS OF
                                                                              CURRENT          PRIOR            PETITION
2.    ASSET/LIABILITY SUMMARY                                                  MONTH           MONTH             FILING
                                                                               -----           -----             ------
        Current Assets (Market Value)                                         $70,754         $70,739            $502,204
                                                                              -------         -------          ----------
        Total Assets (Market Value)                                           $70,754         $70,739          $2,152,204
                                                                              -------         -------          ----------
        Current Liabilities                                                   $82,500         $61,500
                                                                              -------         -------          ----------
        Total Liabilities                                                     $82,500         $61,500            $831,829
                                                                              -------         -------          ----------



                                                                                                               PETITION
                                                                              CURRENT          PRIOR            DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                     MONTH           MONTH           MONTH END
                                                                               -----           -----           ---------
        a.  Total Receipts                                                        $15             $34          $1,536,947
                                                                              -------         -------          ----------
        b.  Total Disbursements                                                    $0         $33,134          $1,485,767
                                                                              -------         -------          ----------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)            $15        ($33,100)             51,180
                                                                              -------         -------          ----------
                                                                                                               ----------
        d.  Cash Balance Beginning of Month                                   $70,739        $103,839
                                                                              -------         -------
        e.  Cash Balance End of Month (c + d)                                 $70,754         $70,739
                                                                              -------         -------
                                                                              -------         -------



4.    POST-PETITION LIABILITIES & RECEIVABLES                                RECEIVABLES                       LIABILITIES
                                                                             -----------                       -----------
        Balance at End of Previous Month                                                                          $67,500
                                                                             -----------                       -----------
        Balance at End of Current Month                                            $0                             $82,500
                                                                             -----------                       -----------



5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)
                                                                             -----------
        Balance at End of Current Month (over 30 days)                             $0
                                                                             -----------



                                                                                        YES                NO
                                                                                        ---                --

6.    Are all federal, state, and local taxes current? (if no, attach
      schedule of unpaid items)                                                          X
                                                                                        -----------        ----------

7.    Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of
      payee)                                                                             X
                                                                                        -----------        ----------

8.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and
      reason for payment, and name of payee)                                                               X
                                                                                        -----------        ----------

9.    Have any payments been made to professionals?  (if yes, attach listing
      including date of payment, amount of payment and name of payee)                                      X
                                                                                        -----------        ----------

10.   If you answered yes to line 7,8, or 9, were all such payments approved
      by the court?                                                                      X
                                                                                        -----------        ----------

11.   Is the estate insured for replacement cost of assets and for general
      liability?                                                                         N/A
                                                                                        -----------        ----------

12.   Are U.S. Trustee quarterly fees current?                                           X
                                                                                        -----------        ----------


      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

  Date: February 10, 1998                     Richard J. Redett
        -----------------        ------------------------------------------
                                            Responsible Individual

                                BALANCE SHEET
                           (GENERAL BUSINESS CASE)

                   FOR THE MONTH ENDED    JANUARY, 1999
                                          -------------
                              ($ ____________)

               ASSETS


                                                                  FROM SCHEDULES    MARKET VALUE
                                                                  --------------    ------------
                 CURRENT ASSETS
             1      Cash and cash equivalents - unrestricted                                 $70,754
                                                                                    ----------------
             2      Cash and cash equivalents - restricted
                                                                                    ----------------
             3      Accounts receivable (net)                            A                        $0
                                                                                    ----------------
             4      Inventory                                            B                        $0
                                                                                    ----------------
             5      Prepaid expenses
                                                                                    ----------------
             6      Other: _______________________________
                                                                                    ----------------
             7      ______________________________________
                                                                                    ----------------
             8           TOTAL CURRENT ASSETS                                                $70,754
                                                                                    ----------------

                 PROPERTY AND EQUIPMENT (MARKET VALUE)
             9      Real property                                        C                        $0
                                                                                    ----------------
            10      Machinery and equipment                              D                        $0
                                                                                    ----------------
            11      Furniture and fixtures                               D                        $0
                                                                                    ----------------
            12      Office equipment                                     D                        $0
                                                                                    ----------------
            13      Leasehold improvements                               D                        $0
                                                                                    ----------------
            14      Vehicles                                             D                        $0
                                                                                    ----------------
            15      Other: _______________________________               D
                                                                                    ----------------
            16      ______________________________________               D
                                                                                    ----------------
            17      ______________________________________               D
                                                                                    ----------------
            18      ______________________________________               D
                                                                                    ----------------
            19      ______________________________________               D
                                                                                    ----------------
            20           TOTAL PROPERTY AND EQUIPMENT                                             $0
                                                                                    ----------------

                 OTHER ASSETS
            21      ______________________________________
                                                                                    ----------------
            22      ______________________________________
                                                                                    ----------------
            23      ______________________________________
                                                                                    ----------------
            24      ______________________________________
                                                                                    ----------------
            25           TOTAL OTHER ASSETS                                                       $0
                                                                                    ----------------
            26           TOTAL ASSETS                                                        $70,754
                                                                                    ----------------
                                                                                    ----------------


NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. _____________________________
        ____________________________________________________________________
        ____________________________________________________________________
        ____________________________________________________________________
        ____________________________________________________________________
        ____________________________________________________________________

                          LIABILITIES AND EQUITY
                          (GENERAL BUSINESS CASE)
                             ($ ____________)

               LIABILITIES
                POST-PETITION
                                                                  FROM SCHEDULES
                 CURRENT LIABILITIES
            27      Salaries and wages
                                                                                    ----------------
            28      Payroll taxes
                                                                                    ----------------
            29      Real and personal property taxes
                                                                                    ----------------
            30      Income taxes
                                                                                    ----------------
            31      Notes payable (short term)
                                                                                    ----------------
            32      Accounts payable (trade)                             A                        $0
                                                                                    ----------------
            33      Real property lease arrearage
                                                                                    ----------------
            34      Personal property lease arrearage
                                                                                    ----------------
            35      Accrued professional fees                                                $66,000
                                                                                    ----------------
            36      Current portion of long-term debt (due within 12 months)
                                                                                    ----------------
            37      Other: Other general accruals                                            $16,500
                                                                                    ----------------
            38      ______________________________________
                                                                                    ----------------
            39      ______________________________________
                                                                                    ----------------
            40      TOTAL CURRENT LIABILITIES                                                $82,500
                                                                                    ----------------

            41   LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                    ----------------
            42      TOTAL POST-PETITION LIABILITIES                                          $82,500
                                                                                    ----------------

                PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
            43      Secured claims                                       E                        $0
                                                                                    ----------------
            44      Priority unsecured claims                            E
                                                                                    ----------------
            45      General unsecured claims                             E
                                                                                    ----------------
            46      TOTAL PRE-PETITION LIABILITIES                                                $0
                                                                                    ----------------
            47      TOTAL LIABILITIES                                                        $82,500
                                                                                    ----------------

               EQUITY (DEFICIT)
            48      ______________________________________
                                                                                    ----------------
            49      ______________________________________
                                                                                    ----------------
            50      ______________________________________
                                                                                    ----------------
            51      ______________________________________
                                                                                    ----------------
            52   Market value adjustment
                                                                                    ----------------
            53      TOTAL EQUITY (DEFICIT)                                                  ($11,746)
                                                                                    ----------------

            54      TOTAL LIABILITIES AND EQUITY (DEFICIT)                                   $70,754
                                                                                    ----------------
                                                                                    ----------------

                                       SCHEDULES
                                (GENERAL BUSINESS CASE)
                                   ($ ____________)


                                                SCHEDULE A
                                    ACCOUNTS RECEIVABLE(NET)/PAYABLE
                                           ACCOUNTS           ACCOUNTS PAYABLE         PAST DUE
RECEIVABLES AND PAYABLES AGEINGS          RECEIVABLE          [POST PETITION]      POST PETITION DEBT
    0 -30 Days
                                        -------------         ---------------
    31-60 Days
                                        -------------         ---------------
    61-90 Days                                                                                     $0
                                        -------------         ---------------       -----------------
    91+ Days
                                        -------------         ---------------
    Total accounts receivable/payable              $0                      $0
                                        -------------         ---------------
                                                              ---------------
    Allowance for doubtful accounts
                                        -------------
    Accounts receivable (net)                      $0
                                        -------------
                                        -------------


                                                SCHEDULE B
                                      INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                COST OF GOODS SOLD
----------------------------------                ------------------
                                   INVENTORY(IES) Inventory Beginning of Month
                                    BALANCE AT
                                   END OF MONTH   Add -
                                   ------------
Retail/Restaurants -                                    Net purchases
                                                                                    -----------------
   Product for resale                                   Direct labor
                                 ---------------                                    -----------------
                                                        Manufacturing overhead
                                 ---------------                                    -----------------
Distribution -                                          Freight in
                                                                                    -----------------
   Product for resale                                   Other:
                                 ---------------        ______________________      -----------------
                                                        ______________________
Manufacturer -                                                                      -----------------

   Raw materials
                                 ---------------
   Work-in-progress                               Less -
                                 ---------------       Inventory End of Month
   Finished goods                                                                   -----------------
                                 ---------------       Shrinkage
                                                                                    -----------------
                                 ---------------       Personal Use
Other -                                                                             -----------------
                                 ---------------
   Explain
   ________________________                       Cost of Goods Sold                               $0
   ________________________                                                         -----------------
                                                                                    -----------------
      TOTAL                                   $0
                                 ---------------
                                 ---------------



METHOD OF INVENTORY CONTROL              INVENTORY VALUATION METHODS
Do you have a functioning perpetual      Indicate by a checkmark method
 inventory system?                        of inventory valuation used.
        Yes       No
            ----     ----

How often do you take a complete         Valuation methods -
 physical inventory?                         FIFO cost
                                                            ---------------
   Weekly                                    LIFO cost
               --------                                     ---------------
   Monthly                                   Lower of cost or
               --------                         market
   Quarterly                                                ---------------
               --------                      Retail method
   Semi-annually                                            ---------------
               --------
   Annually
               --------
                                             Other -
Date of last physical                              Explain
  inventory was   12/31/94                         ________________________
                 ---------                         ________________________

Date of next physical
  inventory is         N/A
                 ---------


                                SCHEDULE C
                               REAL PROPERTY


DESCRIPTION                                   COST                MARKET VALUE
-----------                                   ----                ------------

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________
  TOTAL                                                $0                   $0
                                         ----------------      ---------------
                                         ----------------      ---------------


                                SCHEDULE D
                        OTHER DEPRECIABLE ASSETS


DESCRIPTION                                   COST                MARKET VALUE
-----------                                   ----                ------------
MACHINERY & EQUIPMENT -

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________
  TOTAL                                                $0                   $0
                                         ----------------      ---------------
                                         ----------------      ---------------


FURNITURE & FIXTURES -

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________
  TOTAL                                                $0                   $0
                                         ----------------      ---------------
                                         ----------------      ---------------


OFFICE EQUIPMENT -

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________
  TOTAL                                                $0                   $0
                                         ----------------      ---------------
                                         ----------------      ---------------


LEASEHOLD IMPROVEMENTS -

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________
  TOTAL                                                $0                   $0
                                         ----------------      ---------------
                                         ----------------      ---------------


VEHICLES -

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________

___________________________________      ________________      _______________
  TOTAL                                                $0                   $0
                                         ----------------      ---------------
                                         ----------------      ---------------




                                SCHEDULE E
                         PRE-PETITION LIABILITIES


                                                                 CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                      AMOUNT         AMOUNT (b)
-------------------------------------------                      ------         ----------
    Secured claims  (a)                                           $115,778
                                                            --------------   ----------------
    Priority claims other than taxes
                                                            --------------   ----------------
    Priority tax claims                                                               $20,000
                                                            --------------   ----------------
    General unsecured claims                                      $586,534           $267,218
                                                            --------------   ----------------


(a)   List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                SCHEDULE F
                        RENTAL INCOME INFORMATION
               Not Applicable to General Business Cases.

                        STATEMENT OF OPERATIONS
                        (GENERAL BUSINESS CASE)

                   FOR THE MONTH ENDED January, 1999
                               $________


        CURRENT MONTH
---------------------------------                                                           CUMULATIVE         NEXT MONTH
 ACTUAL    FORECAST   VARIANCE                                                            (CASE TO DATE)        FORECAST
 ------    --------   --------                                                            --------------        --------
                                         REVENUES

                             $0     1       Gross Sales
---------  ---------  ---------                                                           --------------    ------------
                             $0     2       less: Sales Returns & Allowances
---------  ---------  ---------                                                           --------------    ------------
       $0         $0         $0     3       Net Sales                                                 $0              $0
---------  ---------  ---------                                                           --------------    ------------
       $0                    $0     4       less: Cost of Goods Sold   (Schedule "B")
---------  ---------  ---------                                                           --------------    ------------
       $0         $0         $0     5       Gross Profit                                              $0              $0
---------  ---------  ---------                                                           --------------    ------------
                             $0     6       Interest
---------  ---------  ---------                                                           --------------    ------------
                                    7       Other Income:

                             $0     8       ____________________________________                 $25,565
---------  ---------  ---------                                                           --------------    ------------
                             $0     9       ____________________________________
---------  ---------  ---------                                                           --------------    ------------
       $0         $0         $0     10            TOTAL REVENUES                                 $25,565              $0
---------  ---------  ---------                                                           --------------    ------------

                                         EXPENSES
                             $0     11      Compensation to Owner(s)/Officer(s)
---------  ---------  ---------                                                           --------------    ------------
                             $0     12      Salaries/Commissions
---------  ---------  ---------                                                           --------------    ------------
                             $0     13      Management Fees
---------  ---------  ---------                                                           --------------    ------------
                             $0     14      Depreciation                                        $368,860
---------  ---------  ---------                                                           --------------    ------------
                             $0     15      Taxes:
---------  ---------  ---------                                                           --------------    ------------
                             $0     16            Employer Payroll Taxes
---------  ---------  ---------                                                           --------------    ------------
                             $0     17            Real Property Taxes
---------  ---------  ---------                                                           --------------    ------------
                             $0     18            Other Taxes
---------  ---------  ---------                                                           --------------    ------------
                             $0     19      Other Selling
---------  ---------  ---------                                                           --------------    ------------
  ($1,500)              ($1,500)    20      Other Administrative                                 $52,383
---------  ---------  ---------                                                           --------------    ------------
                             $0     21      Interest
---------  ---------  ---------                                                           --------------    ------------
                                    22      Other Expenses:

                             $0     23      Writedown Assets                                     $274,406
---------  ---------  ---------                                                           --------------    ------------
                             $0     24      Reduction of Debt to Settlements                   ($455,184)
---------  ---------  ---------                                                           --------------    ------------
                             $0     25      Interest Expense Creditors                            $32,066
---------  ---------  ---------                                                           --------------    ------------
                             $0     26      ____________________________________
---------  ---------  ---------                                                           --------------    ------------
                             $0     27      ____________________________________
---------  ---------  ---------                                                           --------------    ------------
                             $0     28      ____________________________________
---------  ---------  ---------                                                           --------------    ------------
                             $0     29      ____________________________________
---------  ---------  ---------                                                           --------------    ------------
                             $0     30      ____________________________________
---------  ---------  ---------                                                           --------------    ------------
  ($1,500)        $0    ($1,500)    31            TOTAL EXPENSES                                $272,531              $0
---------  ---------  ---------                                                           --------------    ------------
  ($1,500)        $0    ($1,500)    32   SUBTOTAL                                              ($246,966)             $0
---------  ---------  ---------                                                           --------------    ------------
                                         REORGANIZATION ITEMS
                             $0     33      Professional Fees                                   $326,086
---------  ---------  ---------                                                           --------------    ------------
                             $0     34      Provisions for Rejected Executory Contracts
---------  ---------  ---------                                                           --------------    ------------
                                            Interest Earned on Accumulated Cash
      $15                  ($15)    35           Resulting from Chp 11 Case                      $31,467
---------  ---------  ---------                                                           --------------    ------------
                             $0     36      Gain or (Loss) from Sale of Equipment              ($450,000)
---------  ---------  ---------                                                           --------------    ------------
 ($13,500)             ($13,500)    37      Miscellaneous                                        $62,447
---------  ---------  ---------                                                           --------------    ------------
                             $0     38      Settlements                                         $682,500
---------  ---------  ---------                                                           --------------    ------------
 ($13,485)        $0   ($13,485)    39            TOTAL REORGANIZATION ITEMS                  $1,489,566              $0
---------  ---------  ---------                                                           --------------    ------------
 ($14,985)        $0   ($14,985)    40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES      ($1,736,532)             $0
---------  ---------  ---------                                                           --------------    ------------
                             $0     41      Federal & State Income Taxes
---------  ---------  ---------                                                           --------------    ------------
 ($14,985)        $0   ($14,985)    42   NET PROFIT (LOSS)                                   ($1,736,532)             $0
---------  ---------  ---------                                                           --------------    ------------
---------  ---------  ---------                                                           --------------    ------------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                        SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                 (GENERAL BUSINESS CASE)

                           FOR THE MONTH ENDED JANUARY, 1999
                                               -------------


CASH BALANCE BEGINNING OF MONTH                                        $70,739
                                                                 -------------
CASH RECEIPTS  (1)                                                         $15
                                                                 -------------
CASH DISBURSEMENTS  (1)                                                     $0
                                                                 -------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                         $15
                                                                 -------------
CASH BALANCE END OF MONTH                                              $70,754
                                                                 -------------
                                                                 -------------



RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------


                                                           ACCOUNT 1                  ACCOUNT 2            ACCOUNT 3
                                                           ---------                  ---------            ---------
BANK                                                Silcon Valley Bank         Bank of America
                                                    ------------------         ----------------        -------------
ACCOUNT TYPE                                        Checking                   Trust Account M&M
                                                    ------------------         ----------------        -------------
ACCOUNT NO.                                                 3300023699
                                                    ------------------         ----------------        -------------
ACCOUNT PURPOSE                                     General                    General                  Distribution
                                                    ------------------         ----------------        -------------
BALANCE, END OF MONTH                                          $61,408                    $8,564                $782
                                                    ------------------         ----------------        -------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                           $70,754
                                                    ------------------
                                                    ------------------


(1)  Excluding bank transfers between your accounts.